SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant  [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
[   ]   Definitive Proxy Statement                Commission Only (as Permitted
[ X ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]   Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12


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                              SPX Corporation
              (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11:

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  transaction  computed pursuant to Exchange Act Rule 0-11:

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[   ] Fee paid previously with preliminary materials.
[   ] Check  box if any part of the fee is  offset  as  provided  by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing:

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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                              APRIL 30, 1998

To All SPX Associates:

     If you are an SPX shareholder, through the KSOP, the employee Stock Purchase Plan, or as an individual investor, I want to remind you that you will be receiving a Proxy mailing for SPX's Annual Meeting of Shareholders. You should review this information carefully and CAST YOUR VOTES AS SOON AS
POSSIBLE:

YOU WILL RECEIVE AN IMPORTANT PROXY MAILING.
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     .    The PACKET CONTAINS A PROXY CARD AND A RETURN ENVELOPE for you to
          submit your vote on several items of importance to the company. Also included in the packet are an SPX 1997 Annual Report, and a Proxy Statement that explains in detail each of the proposals to be voted upon by shareholders.

SHAREHOLDERS ARE ASKED TO CONSIDER SEVERAL IMPORTANT PROPOSALS.
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     .    They Include:

               1.   Election of three directors,
               2. Issuance of SPX shares in connection with our proposed acquisition of Echlin, and
               3.   Increase the amount of authorized SPX shares.

I URGE YOU TO VOTE IN FAVOR OF ALL PROPOSALS.
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     .    The Board of Directors and the SPX  leadership  team  UNANIMOUSLY
          SUPPORT  EACH OF THE  PROPOSALS.

     . Your vote FOR the issuance of shares IS ESSENTIAL TO THE COMPANY'S EFFORTS TO ACQUIRE ECHLIN. The combination of SPX and Echlin will position SPX for future growth and EVA improvement, and will benefit shareholders, employees, and customers of both companies.

YOUR VOTE COUNTS!
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     .    Your  vote  is  important  to  the  future  of  your  company.
     . Shareholder votes will be tabulated on May 20 at the Annual Meeting of Shareholders, so be sure to SIGN, DATE, AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.


                                   Sincerely,


                                   John B. Blystone
                                   Chairman, President and
                                   Chief Executive Officer